Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF KANSAS
KANSAS CITY DIVISION

IN RE:	)
) Case No. 11-20140-11-rdb
DIGITAL SYSTEMS, INC.	) Chapter 11
Debtor.	)
)

DEBTOR'S STANDARD MONTHLY OPERATING REPORT (BUSINESS)
FOR THE PERIOD
FROM March 1, 2011  TO March 31, 2011

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

/s/ Joanne B. Stutz
Attorney for Debtor’s Signature

Debtor's Address	Attorney's Address
and Phone Number:	and Phone Number:

15621 W 87th Street, #355 Lenexa, KS 66219	7225 Renner Road, Suite 200 Shawnee, KS 66217 (913) 962-8700; (913) 962-8701 (FAX)

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office.  Monthly Operating Reports must be filed by the 21st day of the following month.

For assistance in preparing the Monthly Operating Report, refer to the following resources on the United States Trustee Program Website, http://www.justice.gov/ust/r20/index.htm.
1)	Instructions for Preparations of Debtor’s Chapter 11 Monthly Operating Report
2)	Initial Filing Requirements
3)	Frequently Asked Questions (FAQs)http://www.usdoj.gov/ust/

MOR-1

SCHEDULE OF RECEIPTS AND DISBURSEMENT
FOR THE PERIOD BEGINNING March 1, 2011 and ending March 31, 2011

    Name of Debtor:  Digital Systems, Inc                   Case Number:  11-20140-11-rdb
    Date of Petition:  January 21, 2011

		CURRENT		CUMULATIVE
		MONTH		PETITION TO DATE

	1. FUNDS AT BEGINNING OF PERIOD	$47,232.39	(a)	$24,201.83	(b)
	2. RECEIPTS:
	A. Cash Sales			-
	Minus: Cash Refunds			-
	Net Cash Sales			-
	B. Accounts Receivable	-		201,037.07
	C. Other Receipts (See MOR-3)	609,127.53		740,788.85
	(If you receive rental income,			-
	you must attach a rent roll.)
	3. TOTAL RECEIPTS (Lines 2A+2B+2C)	609,127.53		941,825.92
4.	TOTAL FUNDS AVAILABLE FOR OPERATIONS (Line 1 + Line 3)	$656,359.92		$966,027.75
	5. DISBURSEMENTS
	A. Advertising			-
	B. Bank Charges	392.61		848.35
	C. Contract Labor	8,270.00		35,434.85
	D. Fixed Asset Payments (not incl. in “N”)			-
	E. Insurance			41,943.00
	F. Inventory Payments (See Attach. 2)			-
	G. Leases			-
	H. Manufacturing Supplies			-
	I. Office Supplies			548.95
	J. Payroll - Net (See Attachment 4B)			-
	K. Professional Fees (Accounting & Legal)	94,052.62		97,352.62
	L. Rent	1,500.00		46,045.01
	M. Repairs & Maintenance			-
	N. Secured Creditor Payments (See Attach. 2)			181,174.33
	O. Taxes Paid - Payroll (See Attachment 4C)			-
	P. Taxes Paid - Sales & Use (See Attachment 4C)			-
	Q. Taxes Paid - Other (See Attachment 4C)	5,714.52		5,714.52
	R. Telephone	1,697.34		4,855.67
	S. Travel & Entertainment			-
	Y. U.S. Trustee Quarterly Fees	4,875.00		4,875.00
	U. Utilities	75.38		1,725.47
	V. Vehicle Expenses			-
	W. Other Operating Expenses (See MOR-3)	5,853.04		11,580.57
	6. TOTAL DISBURSEMENTS (Sum of 5A thru W)	122,430.51		432,098.34
	7. ENDING BALANCE (Line 4 Minus Line 6)	$533,929.41	(c)	$533,929.41	(c)

Sale of Ford Expedition	11,500.00
Asset Sale	593,777.53
Deposit from Bank	3,850.00
609,127.53

MOR-2

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 19th day of April, 2011.	s/ David C. Owen_________________
By: David C. Owen, Chairman/CEO

(a)This number is carried forward from last month’s report.  For the first report only, this number will be the balance as of the petition date.
(b)This figure will not change from month to month.  It is always the amount of funds on hand as of the date of  the petition.
(c)These two amounts will always be the same if form is completed correctly.

MOR-3

MONTHLY SCHEDULE OF RECEIPTS AND DISBURSEMENTS (cont’d)

Detail of Other Receipts and Other Disbursements

OTHER RECEIPTS:
Describe Each Item of Other Receipt and List Amount of Receipt.  Write totals on Page MOR-2, Line 2C.

Cumulative
Description	Current Month	Petition to Date

TOTAL OTHER RECEIPTS

“Other Receipts” includes Loans from Insiders and other sources (i.e. Officer/Owner, related parties directors, related corporations, etc.).  Please describe below:

Source
Loan Amount	of Funds	Purpose	Repayment Schedule

$131,657.9 0	DIP Loan		March 2011

OTHER DISBURSEMENTS:

Describe Each Item of Other Disbursement and List Amount of Disbursement.  Write totals on Page MOR-2, Line 5W.

Cumulative
Description	Current Month	Petition to Date

TOTAL OTHER DISBURSEMENTS

NOTE: Attach a current Balance Sheet and Income (Profit & Loss) Statement.

MOR-4

ATTACHMENT 1

MONTHLY ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Name of Debtor: Digital Systems, Inc.	Case Number: 11-20140-11-rdb

Reporting Period beginning March 1, 2011	Period ending March 31, 2011

ACCOUNTS RECEIVABLE AT PETITION DATE:

ACCOUNTS RECEIVABLE RECONCILIATION
(Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

Beginning of Month Balance	$ 375,496.73 (a)
PLUS: Current Month New Billings
MINUS: Collection During the Month	$ 19,862.74 (b)
PLUS/MINUS: Adjustments or Writeoffs	$ (177,817.00) *
End of Month Balance	$ 177,816.99 (c)

*For any adjustments or Write-offs provide explanation and supporting documentation, if applicable:
    Half of the Accounts Receivable were sold in the asset sale.  The end of month balance reflects the Debtor’s remaining portion of the Accounts Receivable.

POST PETITION ACCOUNTS RECEIVABLE AGING
(Show the total for each aging category for all accounts receivable)

0-30 Days	31-60 Days	61-90 Days	Over 90 Days	Total

0 - 30	1 - 30	31 - 60	61 - 90	> 90	TOTAL
-	(4,112.58)	106,737.69	100,326.83	172,544.79	375,496.73 (c)

For any receivables in the “Over 90 Days” category, please provide the following:

               Receivable
Customer	Date	Status (Collection efforts taken, estimate of collectibility, write-off, disputed account, etc.)

(a)This number is carried forward from last month’s report.  For the first report only, this number will be the balance as of the petition date.
(b)This must equal the number reported in the “Current Month” column of Schedule of Receipts and
     Disbursements (Page MOR-2, Line 2B).
(c)These two amounts must equal.

MOR-5

ATTACHMENT 2

MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor: Digital Systems, Inc.	Case Number: 11-20140-11-rdb

Reporting Period beginning March 1, 2011	Period ending March 31, 2011

In the space below list all invoices or bills incurred and not paid since the filing of the petition.  Do not include amounts owed prior to filing the petition.  In the alternative, a computer generated list of payables may be attached provided all information requested below is included.

POST-PETITION ACCOUNTS PAYABLE

Date	Days
Incurred	Outstanding	Vendor	Description	Amount
See Attached

TOTAL AMOUNT				(b)

X  Check here if pre-petition debts have been paid.  Attach an explanation and copies of supporting documentation.

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Unsecured Debt Only)

Opening Balance	$ 4,544.52 (a)
PLUS: New Indebtedness Incurred This Month	$ 3,859.89
MINUS: Amount Paid on Post Petition,
Accounts Payable This Month	$ 3,463.39
PLUS/MINUS: Adjustments	$ *
Ending Month Balance	$ 4,941.02 (c)

*For any adjustments provide explanation and supporting documentation, if applicable.

SECURED PAYMENTS REPORT
List the status of Payments to Secured Creditors and Lessors (Post Petition Only).   If you have entered into a modification agreement with a secured creditor/lessor, consult with your attorney and the United States Trustee Program prior to completing this section).

				Number	Total
	Date			of Post	Amount of
Secured	Payment	Amount		Petition	Post Petition
Credit/	Due This	Paid This		Payments	Payments
Lessor	Month	Month		Delinquent	Delinquent

TOTAL			(d)

(a)This number is carried forward from last month’s report.  For the first report only, this number will be zero.
(b, c)The total of line (b) must equal line (c).
(d)This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 5N).

MOR-6

ATTACHMENT 3

INVENTORY AND FIXED ASSETS REPORT

Name of Debtor: Digital Systems, Inc.	Case Number: 11-20140-11-rdb

Reporting Period beginning March 1, 2011	Period ending March 31, 2011

INVENTORY REPORT

INVENTORY BALANCE AT PETITION DATE:	$
INVENTORY RECONCILIATION:
Inventory Balance at Beginning of Month		$2,199,337.94	(a)
PLUS: Inventory Purchased During Month
MINUS: Inventory Used or Sold
PLUS/MINUS: Adjustments or Write-downs		$2,199,337.94	*
Inventory on Hand at End of Month		$0.0

METHOD OF COSTING INVENTORY:    FIFO

*For any adjustments or write-downs provide explanation and supporting documentation, if applicable.
All inventory was sold pursuant to the sale of the Debtor’s assets.

INVENTORY AGING

Less than 6 months old	6 months to 2 years old	Greater than 2 years old	Considered Obsolete	Total Inventory

%	100.00%	%	___% = 100%*

* Aging Percentages must equal 100%.
☐    Check here if inventory contains perishable items.

Description of Obsolete Inventory:

FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE:		$1.219.241.95	(b)
(Includes Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only):

FIXED ASSETS RECONCILIATION:
Fixed Asset Book Value at Beginning of Month		$1,207,650.75	(a)(b)
MINUS: Depreciation Expense		$10,138.29
PLUS: New Purchases	$
PLUS/MINUS: Adjustments or Write-downs		$197,256.05	*
Ending Monthly Balance		$1,000,256.41

*For any adjustments or write-downs, provide explanation and supporting documentation, if applicable.  All assets excepting the real property were sold.

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING PERIOD: All assets excepting the real property were sold.

(a)This number is carried forward from last month’s report.  For the first report only, this number will be the balance as of the petition date.
(b)Fair Market Value is the amount at which fixed assets could be sold under current economic conditions.
    Book Value is the cost of the fixed assets minus accumulated depreciation and other adjustments.

MOR-7

ATTACHMENT 4A

MONTHLY SUMMARY OF BANK ACTIVITY - OPERATING ACCOUNT

Name of Debtor: Digital Systems, Inc.	Case Number: 11-20140-11-rdb

Reporting Period beginning March 1, 2011	Period ending March 31, 2011

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity.  A standard bank reconciliation form can be found at http://www.justice.gov/ust/r20/index.htm.    If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts.  Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

NAME OF BANK:             FNB Olathe                              BRANCH:

ACCOUNT NAME:                  Operating Account         ACCOUNT NUMBER:  0139602

PURPOSE OF ACCOUNT:               OPERATING

Ending Balance per Bank Statement		$533,490.63
Plus Total Amount of Outstanding Deposits	$
Minus Total Amount of Outstanding Checks and other debits		$5,728.61	*
Minus Service Charges	$
Ending Balance per Check Register		$527,762.02	**(a)

*Debit cards are used by

**If Closing Balance is negative, provide explanation:.

The following disbursements were paid in Cash (do not includes items reported as Petty Cash on Attachment 4D:   ( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS
 “Total Amount of Outstanding Checks and other debits”, listed above, includes:

$________________Transferred to Payroll Account
$________________Transferred to Tax Account

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as
     “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-8

ATTACHMENT 5A

CHECK REGISTER - OPERATING ACCOUNT

Name of Debtor:                                                                      Case Number:

Reporting Period beginning                                                       Period ending

NAME OF BANK:                                                                  BRANCH:

ACCOUNT NAME:

ACCOUNT NUMBER:

PURPOSE OF ACCOUNT:                OPERATING

Account for all disbursements, including voids, lost checks, stop payments, etc.  In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

DATE	CHECK NUMBER	PAYEE	PURPOSE	AMOUNT

TOTAL				$

MOR-9

ATTACHMENT 4B

MONTHLY SUMMARY OF BANK ACTIVITY - PAYROLL ACCOUNT

Name of Debtor: Digital Systems, Inc.	Case Number: 11-20140-11-rdb

Reporting Period beginning March 1, 2011	Period ending March 31, 2011

Atach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity.  A standard bank reconciliation form can be found at http://www.justice.gov/ust/r20/index.htm.

NAME OF BANK:         FNB Olathe                          BRANCH:

ACCOUNT NAME:                 Payroll Account        ACCOUNT NUMBER: 0149527
PURPOSE OF ACCOUNT:               PAYROLL

Ending Balance per Bank Statement		$465.34
Plus Total Amount of Outstanding Deposits	$
Minus Total Amount of Outstanding Checks and other debits	$		*
Minus Service Charges	$
Ending Balance per Check Register		$465.34	**(a)

*Debit cards must not be issued on this account.

**If Closing Balance is negative, provide explanation:
The following disbursements were paid by Cash:   ( ☐ Check here if cash disbursements were authorized by  United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

The following non-payroll disbursements were made from this account:

Date	Amount	Payee	Purpose	Reason for Disbursement from this account

(a)The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as
     “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-10

ATTACHMENT 5B

CHECK REGISTER - PAYROLL ACCOUNT

Name of Debtor:                                                                         Case Number:

Reporting Period beginning                                                    Period ending

NAME OF BANK:                                                                    BRANCH:

ACCOUNT NAME:

ACCOUNT NUMBER:

PURPOSE OF ACCOUNT:                PAYROLL

Account for all disbursements, including voids, lost payments, stop payment, etc.  In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

CHECK
DATE	NUMBER	PAYEE	PURPOSE	AMOUNT

TOTAL				$

MOR-11

ATTACHMENT 4C

MONTHLY SUMMARY OF BANK ACTIVITY - TAX ACCOUNT

Name of Debtor: Digital Systems, Inc.	Case Number: 11-20140-11-rdb

Reporting Period beginning March 1, 2011	Period ending March 31, 2011

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity.   A standard bank reconciliation form can be found on the United States Trustee website, http://www.justice.gov/ust/r20/index.htm.

NAME OF BANK: ____________________                                BRANCH:

ACCOUNT NAME:___________________                                ACCOUNT NUMBER:

PURPOSE OF ACCOUNT:              TAX

Ending Balance per Bank Statement	$
Plus Total Amount of Outstanding Deposits	$
Minus Total Amount of Outstanding Checks and other debits	$	*
Minus Service Charges	$
Ending Balance per Check Register	$	**(a)

*Debit cards must not be issued on this account.

**If Closing Balance is negative, provide explanation:

The following disbursements were paid by Cash:   ( ☐ Check here if cash disbursements were authorized by  United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

The following non-payroll disbursements were made from this account:

Date	Amount	Payee	Purpose	Reason for Disbursement from this account

(a)The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as
     “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-12

ATTACHMENT 5C

CHECK REGISTER - TAX ACCOUNT

Name of Debtor:                                                                  Case Number:

Reporting Period beginning                                                Period ending

NAME OF BANK:                                                             BRANCH:

ACCOUNT NAME:                                                           ACCOUNT #

PURPOSE OF ACCOUNT:                TAX

Account for all disbursements, including voids, lost checks, stop payments, etc.  In the alternative, a computer-generated check register can be attached to this report, provided all the information requested below is included.
http://www.usdoj.gov/ust.

CHECK
DATE	NUMBER	PAYEE	PURPOSE	AMOUNT

TOTAL	(d)

SUMMARY OF TAXES PAID

Payroll Taxes Paid	(a)
Sales & Use Taxes Paid	(b)
Other Taxes Paid	(c)
TOTAL	(d)

(a) This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements
      (Page MOR-2, Line 5O).
(b) This number is reported in the “Current Month” column of Schedule or Receipts and Disbursements
      (Page MOR-2, Line 5P).
(c) This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements
      (Page MOR-2, Line 5Q).
(d) These two lines must be equal.

MOR-13

ATTACHMENT 4D

INVESTMENT ACCOUNTS AND PETTY CASH REPORT

INVESTMENT ACCOUNTS

Each savings and investment account, i.e. certificates of deposits, money market accounts, stocks and bonds, etc., should be listed separately.  Attach copies of account statements.

Type of Negotiable

Current
Instrument	Face Value	Purchase Price	Date of Purchase	Market Value

TOTAL				(a)

PETTY CASH REPORT

The following Petty Cash Drawers/Accounts are maintained:

	(Column 2)	(Column 3)		(Column 4)
	Maximum	Amount of Petty		Difference between
Location of	Amount of Cash	Cash on Hand		(Column 2) and
Box/Account	in Drawer/Acct.	At End of Month		(Column 3)

TOTAL		$	(b)

For any Petty Cash Disbursements over $100 per transaction, attach copies of receipts.  If there are no receipts, provide an explanation

TOTAL INVESTMENT ACCOUNTS AND PETTY CASH(a + b)     $                                (c)

(c)The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page
    MOR-2, Line 7).

MOR-14

ATTACHMENT 6

MONTHLY TAX REPORT

Name of Debtor: Digital Systems, Inc.                                                                     Case Number:  11-20140-11-rdb

Reporting Period beginning March 1, 2011                                                            Period ending   March 31, 2011

TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, State workmen's compensation, etc.

Name of	Date			Date Last
Taxing	Payment			Tax Return	Tax Return
Authority	Date	Description	Amount	Filed	Period

TOTAL			$

MOR-15

ATTACHMENT 7

SUMMARY OF OFFICER OR OWNER COMPENSATION

SUMMARY OF PERSONNEL AND INSURANCE COVERAGES

Name of Debtor: Digital Systems, Inc.                                                                        Case Number:  11-20140-11-rdb

Reporting Period beginning March 1, 2011                                                            Period ending   March 31, 2011

Report all forms of compensation received by or paid on behalf of the Officer or Owner during the month.  Include car allowances, payments to retirement plans, loan repayments, payments of Officer/Owner’s personal expenses, insurance premium payments, etc.  Do not include reimbursement for business expenses Officer or Owner incurred and for which detailed receipts are maintained in the accounting records.

Name of Officer or Owner	Title	Payment Description	Amount Paid

PERSONNEL REPORT

	Full Time	Part Time
Number of employees at beginning of period	0	0
Number hired during the period
Number terminated or resigned during period
Number of employees on payroll at end of period	0	0

CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life.  For the first report, attach a copy of the declaration sheet for each type of insurance.  For subsequent reports, attach a certificate of insurance for any policy in which a change occurs during the month (new carrier, increased policy limits, renewal, etc.).

Date
Agent	Phone	Policy	Coverage	Expiration	Premium
and/or	Number	Number	Type	Date	Due
Carrier

CBIZ Insurance, Kathy Beamis, 913-234-1918

Acuity			General Liab	3/1/2013	Paid $407.00
D&O

The following lapse in insurance coverage occurred this month:

Policy	Date	Date
Type	Lapsed	Reinstated	Reason for Lapse

No lapsed insurance.  Insurance was cancelled upon closing of the asset sale

G	Check here if U. S. Trustee has been listed as Certificate Holder for all insurance policies.

MOR-16

ATTACHMENT 8

SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD

Information to be provided on this page, includes, but is not limited to: (1) financial transactions that are not reported on this report, such as the sale of real estate (attach closing statement); (2) non-financial transactions, such as the substitution of assets or collateral; (3) modifications to loan agreements; (4) change in senior management, etc.   Attach any relevant documents.

Substantially all of the Debtor’s assets were sold, resulting in significant cash and leaving the real estate as the remaining asset as well as the corporate shell.  We anticipate filing a Plan and Disclosure Statement in the near future.

MOR-17

First National Bank of Olathe
Member FDIC
Established June 15, 1887 as the first nationally chartered bank in Johnson County

Page: 1

ACCOUNT #: DDA - 0139602 Operating Account

Icop Digital Inc
Debtor in Possession

Enclosures: 30

Beginning Balance as of 03/01/11	**59,664.89**
Deposits & Other Credits	611,172.41
Charges & Fees	47.00
Checks & Other Debits	137,299.67
Average Balance	418,046.24
Ending Balance as of 03/31/11	**533,490.63**

Charges And Fees

1 Incoming Wire Fee		7.00
2 Outgoing Wire Fee		40.00
Commercial Service Charge		0.00
1 Maintenance Fee	10.00	
26 Per Check Fee	3.90	
3 Per Deposit Fee	0.45	
2 ACH Debits	0.10	
1 ACH Credits	0.05	
2 Deposit Item - Transit	0.20	
1 Deposit Item - On-Us	0.10	
Less Earnings Credit	14.80	

Transaction Information

Date	Check#	Description	Credit Amount	Debit Amount
03/07		Deposit	1,974.23	
03/07		Deposit	11,500.00	
03/11		I/W NEW ICOP LLC	593,777.53	

STATFN (8-08)

First National Bank of Olathe Member FDIC Established June 15,1887 as the first nationally chartered bank in Johnson County Mailing Address: P O Box 1500 Olathe, KS 66051 Main Office 913-782-3211 www.fnbolathe.com Customer Service 913-791-9111 ***************AUTO**3-DIGIT 662 2274 0.9380 AT 0.357 9 1 237 66219143521 ICOP DIGITAL INC 15621 W 87TH ST PKWY STE 355 LENEXA KS 66219-1435 PERIODIC STATEMENT Date: Mar 31, 2011 Period: Mar 01, 2011 to Mar 31, 2011 (31 Days ) ACCOUNT #: DDA - 0139602Operating Account Icop Digital Inc Debtor in Possession Enclosures: 30 Beginning Balance as of 03/01/11
10.00 3.90 0.45 0.10 0.05 0.20 0.10 14.80 Deposits & Other Credits Charges & Fees Checks & Other Debits Average Balance Ending Balance as of 03/31/11 Charges And Fees 1Incoming Wire Fee 2Outgoing Wire Fee Commercial Service Charge 1 Maintenance Fee 26 Per Check Fee 3 Per Deposit Fee 2 ACH Debits 1 ACH Credits 2 Deposit Item - Transit 1 Deposit Item - On-Us Less Earnings Credit 59,664.89
611,172.41 47.00 137,299.67 418,046.24 533,490.63 7. 00 40.00 0.00 10.00 3.90 0.45 0.10 0.05 0.20 0.10 14.80 Transaction Information Date Check* 03/07 03/07 03/11 Description Deposit Deposit I/W NEW ICOP LLC Credit Amount 1, 974.23 11,500.00 593,777.53 Debit Amount PLEASE EXAMINE AND REPORT ANY DISCREPANCY. SEE REVERSE SIDE FOR ADDITIONAL INFORMATION. STATFN (8-08)

First National Bank of Olathe
Member FDIC
Established June 15, 1887 as the first nationally chartered bank in Johnson County

Page: 2

PERIODIC STATEMENT
ICOP DIGITAL INC

Account #: DDA-0139602

Mar 31, 2011

Transaction Information (continued)

Date	Check#	Description	Credit Amount	Debit Amount
03/16		ACH Credit Payments THE CITY OF NEW 056 718 760-3733 POC 20112010756\SE*12*000000001\GE*1*1\IEA*	3,850.00	
03/31		Deposit	70.65	
03/01		O/W Marketwire, Inc		2,500.00
03/01		Outgoing Wire Fee		20.00
03/01		Miscellaneous Debit		150.00
03/08		Transfer to ***9527 per DO		1,974.23
03/11		Incoming Wire Fee		7.00
03/15		ACH Debit ONLINE PMT SPRINT Internet Initiated Transaction-		135.61
03/16		O/W Marketwire, Inc		2,000.00
03/16		Outgoing Wire Fee		20.00
03/31		ACH Debit Cash Mgr FNB Olathe		60.00

Check Information

* Indicates a break in the Check number order.

First National Bank of Olathe Member FDIC Established June 15,1887 as the first nationally chartered bank in Johnson County Mailing Address: P O Box 1500 Olathe, KS 66051 Main Office 913-782-3211 www.fnbolathe.com Customer Service 913-791-9111 Account #: DDA-0139602  PERIODIC STATEMENT ICOP DIGITAL INC Transaction Information (continued) Mar 31, 2011 Date Check# Description Credit Amount Debit Amount 03/16 03/31 03/01 03/01 03/01 03/08 03/11 03/15 3,850.00 70.65 2,500.00 20.00 150.00 1,974.23 7.00 135.61 2,000.00 20.00 60.00 ACH Credit Payments THE CITY OF NEW 056 718 760-3733 POC 20112010756\SE 12*000000001\G E*1*1\IEA* Deposit O/W Marketwire, Inc Outgoing Wire Fee
Miscellaneous Debit Transfer to ***9527 per DO Incoming Wire Fee ACH Debit ONLINE PMT SPRINT Internet Initiated 03/16 03/16 03/31 Transaction- O/W Marketwire, Inc Outgoing Wire Fee ACH Debit Cash Mgr FNB   Indicates a break in the Check number order.

Check Information Date                                                      Check#                      Amount                      Date           Check*                      Amount
03/03           9638           92. 70                      03/21           9656           365.00
03/01           9641 *                      1,213.46                      03/21           9657           9.45
03/02           9645 *                      17,000.00                      03/21           9658           7,062.65
03/07           9646           2,550.00                      03/21           9659           40.95
03/07           9647           595.00                      03/21           9660           56.71
03/15           9648           595.00                      03/21           9661           1,640.63
03/07           9649           46.69           03/18           9662           24.98
03/24           9650           1,500.00                      03/22           9664 *                      4,875.00
03/15           9651           1,612.58                      03/16           9665           590.84
03/08           9652           595.00                      03/18           9666           370.62
03/07           9653           759.90                      03/24           9668 *                      3,770.00
03/10           9654           184.00                      03/24           9669           300.00
03/14           9655           183.60                      03/24           9670           84,445.07
PLEASE EXAMINE AND REPORT ANY DISCREPANCY. SEE REVERSE SIDE FOR ADDITIONAL INFORMATION.STATFN (8-08)

Account #139602 - DDA

Page 3 of 5

3/1/2011 0 $150.00

3/7/2011 0 $11,500.00

3/7/2011 0 $1,974.23

3/31/2011 0 $70.65

3/3/2011 9638 $92.70

3/1/2011 9641 $1,213.46

3/2/2011 9645 $17,000.00

3/7/2011 9646 $2,550.00

3/7/2011 9647 $595.00

3/15/2011 9648 $595.00

3/7/2011 9649 $46.69

3/24/2011 9650 $1,500.00

Account # 139602 – DDA Page 3 OF 5 3/1/2011 0 $150.00 3/7/2011 0 $11,500.00 3/7/2011 0 $1,974.23 3/31/2011 0 $70.65 3/3/2011 9645 $17, 000 3/7/2011 9646 $2, 550.00 3/7/20119647 $595.00 3/15/2011 9648 $595.00 3/7/2011 9649 $46.69 3/24/2011 9650 $1,500.00

Account #139602 - DDA

Page 5 of 5

3/22/2011 9664 $4,875.00

3/16/2011 9665 $590.84

3/18/2011 9666 $370.62

3/24/2011 9668 $3,770.00

3/24/2011 9669 $300.00

3/24/2011 9670 $84,445.07

Page 5 of 5 Account #139602 – DDA 3/22/2011 9664 $4,875.00 3/16/2011 9665 $590.84 3/22/2011 9664 $4,875.00 3/16/2011 9665 $590.84 3/24/2011 9670 $84,445.07 3/18/2011 9666 $370.62 3/24/2011 9669 $300.009663 ICOP Digital Inc.

9:48 AM 04/17/11 ICOP DIGITAL, INC. Reconciliation Summary
0-10070 • FNB Olathe Checking 013-960-2, Period Ending 03/31/2011
Mar 31,11 Beginning Balance 59,664.89 Cleared Transactions Checks and Payments - 31 Items -137,346.67 Deposits and Credits - 6 Items 611,172.41 Total Cleared Transactions 473,825.74 Cleared Balance533,490.63 Uncleared Transactions Checks and Payments - 2 items 5,728.61 Deposits and Credits -11tem 0.00 Total Uncleared Transactions -5,728.61 Register Balance as of 03/31/2011 527,762.02 New Transactions Checks and Payments - 9 items -9,060.03 9:48 AM 04/17/11 Deposits and Credits - 4 items 2,147.33 Ending Balance 520,849.32 Total New Transactions -6,912

*********** EXCLUDE-DoNotMai1Addr 2959 0.6170 EX 0.000                                                                                                           16 2 12
ICOP DIGITAL INC PAYROLL ACCOUNT HOLD MAIL NEED ADDRESS 00000, KS 00000- First National Bank of Olathe Page: 1 ACCOUNT #: DDA – 0149527 PERIODIC STATEMENT Date: Mar 31, 2011 Period: Mar 01, 2011 to Mar 31, 2011 (31 Days ) Icop Digital Inc Beginning Balance as of 03/01/11 Deposits & Other Credits Charges & Fees Checks & Other Debits Average Balance Ending Balance as of 03/31/11 Transaction Information Payroll Account Date Check# Description 03/08Transfer from ***9602 per DO Enclosures: 7 659.48 1,974.23 0.00 2,168.37 1,182.66 465.34 Credit Amount 1,974.23 Debit Amount Check Information
Date           Check# 03/15                                1009 03/14                      1010 Amount 205.71 309.65 206.31
Check# 1005 1006 1007 1008                                                       Amount 244.33 198.97 773.52 229.88 Date 03/23 03/10 03/22 03/17 03/11 1011 Date 03/23 03/10 03/22 03/17 Amount 205.71 309.65 206.31

Account #149527 – DDA Page 2 of 2 3/23/2011 1005 $244.33 3/10/2011 1006 $198.97 3/22/2011 1007  $773.52 3/17/2011 1008 $229.88 3/14/2011 1010 $309.65 3/15/2011 1009 $205.71 3/11/2011 1011 $206.31

First National Bank of Olathe Member FDIC Established June 15,1887 as the first nationally chartered bank in Johnson County Mailing Address: P O Box 1500 Olathe, KS 66051 Main Office 913-782-3211 www.fnbolathe.com Customer Service 913-791-9111 ***************AUTo**3-DIGIT 662 2275 0.6260 AT 0.357 9 1 238 ICOP DIGITAL INC 15621 W 87TH ST PKWY STE 355 LENEXA KS 66219-1435 PERIODIC STATEMENT Date: Mar 31, 2011 Period: Mar 01, 2011 to Mar 31, 2011 (31 Days ) ACCOUNT #: DDA – 0178233 FLEX Account ICOP Digital Inc Enclosures: 1 Beginning Balance as of 03/01/11 Deposits & Other Credits Charges & Fees Checks & Other Debits Average Balance Ending Balance as of 03/31/11 Charges And Fees 1 Overdraft Fee 2Returned NSF Fee 0.79 50.00 130.00 21.99 0.25 -101.20 PLEASE EXAMINE AND REPORT ANY DISCREPANCY. SEE REVERSE SIDE FOR ADDITIONAL INFORMATION. STATFN (8-08) Transaction Information  Date Check#DescriptionCredit AmountDebit Amount 03/31Refund Sustained Overdraft Fees 03.2011 50.00 03/11 Force Paid ACH Withdrawal PROCLM791 PROCESSWORKS 21.99 03/14 Overdraft Fee EBIT:PROCLM791 PROCESSWORKS AMT:$21.99 25.00 03/21 Sustained Overdraft Fee 5.00 03/22 Sustained Overdraft Fee 5.00 03/23 Sustained Overdraft Fee 5.00 03/24Sustained Overdraft Fee 5. 00 03/25 Sustained Overdraft Fee 5.00 03/26Sustained Overdraft Fee 5.00
03/27 Sustained Overdraft Fee                                                                5.00

First National Bank of Olathe
Member FDIC
Established June 15, 1887 as the first nationally chartered bank in Johnson County

Page: 2

PERIODIC STATEMENT
ICOP DIGITAL INC

Account #: DDA-0178233

Mar 31, 2011

Transaction Information (continued)

Date	Check#	Description	Credit Amount	Debit Amount
03/28		Returned NSF Fee DEBIT:PROCLM795 PROCESSWORKS AMT:$96.91		25.00
03/28		Returned NSF Fee DEBIT:PROCLM799 PROCESSWORKS AMT:$229.44		25.00
03/28		Sustained Overdraft Fee		5.00
03/29		Sustained Overdraft Fee		5.00
03/30		Sustained Overdraft Fee		5.00
03/31		Sustained Overdraft Fee		5.00

STATFN (8-08)

First National Bank of Olathe Member FDIC Established June 15,1887 as the first nationally chartered bank in Johnson County Mailing Address: P O Box 1500 Olathe, KS 66051 Main Office 913-782-3211 www.fnbolathe.com Customer Service 913-791-9111 Page: 2 Account #: DDA-0178233 PERIODIC STATEMENT ICOP DIGITAL INC  Mar 31, 2011 Transaction Information (continued) Date Check# Description Credit Amount Debit Amount 03/28 Returned NSF Fee
DEBIT:PROCLM795 PROCESSWORKS AMT:$ 9 6.91 Returned NSF Fee DEBIT:PROCLM799 PROCESSWORKS 25.00 03/28 03/29 03/30 03/31 AMT:$229.44 Sustained Overdraft Fee Sustained Overdraft Fee Sustained Overdraft Fee Sustained Overdraft Fee 25.00 5. 00 5.00 5.00 5.00 PLEASE EXAMINE AND REPORT ANY DISCREPANCY. SEE REVERSE SIDE FOR ADDITIONAL INFORMATION.STATFN (B-08)

9:53 AM ICOP DIGITAL, INC. 04/17/11 Reconciliation Summary 0-10030 ■ FNB FLEX ACCT. 017-823-3, Period Ending 03/31/2011 Mar 31,11 Beginning Balance 0.79 Cleared Transactions Checks and Payments - 2 items -101.99 Total Cleared Transactions -101.99 Cleared Balance -101.20 Register Balance as of 03/31/2011 -101.20 Ending Balance -101.20

11935 Riley P.O. Box 26128 Overland Park, KS 66225-6128 Phone: 913-338-1000 Fax: 913-338-2801 www.bankbv.com Quest ons? 913-338-HELP ICOP DIGITAL INC 30 16801 W  Account: Documents: Page: 1 116TH ST LENEXA KS 66219-9603 03/31/2011 BANK OF BLUE VALLEY YOUR FULL SERVICE FINANCIAL SERVICES CENTER
FOR PERSONAL AND BUSINESS NEEDS-CALL TODAY FOR DETAILS 913-338-HELP
**************************
*MORTGAGE AND HOME EQUITY LENDING ^CONSUMER AND COMMERCIAL BANKING ^PRIVATE BANKING, TRUST SERVICES AND MORE BLUE VALLEY INVSTMNT ACCOUNT 7017650 MINIMUM BALANCE AVG AVAILABLE BALANCE AVERAGE BALANCE
.00 LAST STATEMENT 02/28/11 5,803.26 2,373.34 1 CREDITS                                                                                                                     .25 2,373.34 2 DEBITS 5,803.26 THIS STATEMENT 03/31/11 .25 OTHER CREDITS DESCRIPTION INTEREST DATE 03/31 AMOUNT .25 DATE 03/03 03/25 AMOUNT 2,986.57 2,816.69 DESCRIPTION
AMOUNT 2,986.57 2,816.69 PAYMENT TO LOAN 9245710 INTEREST PMT ON LOAN 9245710 INTEREST AVERAGE LEDGER BALANCE: 2,373.34 INTEREST PAID THIS PERIOD: .25  INTEREST PAID 2011: 3.54  INTEREST EARNED:.25 DAYS IN PERIOD: 31 ANNUAL PERCENTAGE YIELD EARNED:.12% * * *CONTINUED * * *

11935 Riley P.O. Box 26128 Overland Park, KS 66225-6128 Phone: 913-338-1000 Fax: 913-338-2801 www.bankbv.com Questions? 913-338-HELP 224 00008 01 PAGE: 2 ACCOUNT: 7017650 03/31/2011 DOCUMENTS: 0 ICOP DIGITAL INC BLUE VALLEY INVSTMNT ACCOUNT 7017650
TOTAL FOR THIS PERIOD TOTAL YEAR TO DATE TOTAL OVERDRAFT FEES: .00.00
*TOTAL RETURNED ITEM FEES: .00 .00

ICOP DIGITAL, INC. Reconciliation Summary 0-10000 ■ Bank of Blue Valley (7650), Period Ending 03/31/2011 Mar 31,11 Beginning Balance 5,803.26 Cleared Balance 5,803.26 Register Balance as of 03/31/2011 5,803.26 Ending Balance 5,803.26

	Mar 31, 11	Feb 28, 11
ASSETS
Current Assets
Checking/Savings
Cash Accounts
0-10000 · Bank of Blue Valley (7650)	5,803.26	5,803.26
0-10030 · FNB FLEX ACCT. 017-823-3	(101.20)	0.79
0-10070 · FNB Olathe Checking 013-960-2	527,762.02	38,794.64
0-10080 · FNB Payroll Acct. 014-952-7	465.34	659.48
0-10085 · FNB - ESPP 020-072-7	0.00	1,974.23
Total Cash Accounts	533,929.42	47,232.40
Foreign Cash Accounts
0-10200 · YEN Bank of America 11407006	(3,465.15)	(3,465.15)
0-10210 · Yen Currency Fluctuation	3,465.15	3,465.15
Total Foreign Cash Accounts	0.00	0.00
Total Checking/Savings	533,929.42	47,232.40
Accounts Receivable
Accounts Receivable
0-11000 · Accounts Receivable - Trade	177,816.99	452,233.66
0-11010 · Accounts Receivable - Dealers	0.00	23,719.75
0-11100 · Allowance for Doubtful Accounts	0.00	(100,456.68)
Total Accounts Receivable	177,816.99	375,496.73
Total Accounts Receivable	177,816.99	375,496.73
Other Current Assets
Inventory
0-12000 · Inventory	0.00	2,194,924.09
0-12200 · WIP WC-2000	0.00	254.66
Total Inventory	0.00	2,195,178.75
Prepaid Expenses
0-13000 · Prepaid Expenses	0.00	52,537.82
0-13010 · Prepaid Insurance	0.00	36,817.78
Total Prepaid Expenses	0.00	89,355.60
Other Current Assets
0-14000 · Deposits	0.00	608,515.44
0-14110 · Employee Benefits - FLEX WH	(787.62)	(862.62)
0-14120 · Employee Benefits - Guardian	866.56	866.56
0-14130 · Employee Benefits - UHC	149.74	149.74
0-14140 · Employee Benefits - Aflac	75.21	75.21
0-14200 · Other Assets-Inventory for Part	0.00	162,282.39
Total Other Current Assets	303.89	771,026.72
Total Other Current Assets	303.89	3,055,561.07
Total Current Assets	712,050.30	3,478,290.20
Fixed Assets
Property Plant & Equipment, Net
Property Plant and Equipment
0-15200 · Equipment	0.00	966,484.70
0-15300 · Vehicles	0.00	214,341.43
0-15400 · Furniture & Fixtures	0.00	284,661.90
0-15500 · Land	1,000,259.41	1,000,259.41
0-15600 · Leasehold Improvements	0.00	207,659.51
0-15700 · Other	0.00	199,566.25
Total Property Plant and Equipment	1,000,259.41	2,872,973.20
Accumulated Depreciation
0-16000 · Accum Depreciation	0.00	(1,675,460.74)
Total Accumulated Depreciation	0.00	(1,675,460.74)
Total Property Plant & Equipment, Net	1,000,259.41	1,197,512.46
Total Fixed Assets	1,000,259.41	1,197,512.46
Other Assets
Long Term Assets
0-18000 · Deferred patent costs	0.00	102,275.37
0-18010 · RVFD Fire Education,LLC	0.00	25,000.00
0-18100 · Security Deposit on Lease	17,500.00	17,500.00
Total Long Term Assets	17,500.00	144,775.37
Total Other Assets	17,500.00	144,775.37
TOTAL ASSETS	1,729,809.71	4,820,578.03
LIABILITIES & EQUITY
Liabilities
Current Liabilities
Accounts Payable
Accounts Payable
0-20000 · Accounts Payable	1,187,056.11	1,183,231.11
0-20100 · Accounts Payable - Chpt 11	4,941.02	9,147.81
Total Accounts Payable	1,191,997.13	1,192,378.92
Total Accounts Payable	1,191,997.13	1,192,378.92
Other Current Liabilities
Accrued Liabilities
Accrued Expenses
0-21000 · Accrued Expenses - Other	52,257.40	52,257.40
0-21010 · Accrued Property Taxes	26,686.29	26,686.29
0-21020 · Accrued Sales Tax	3,366.29	3,366.29
Total Accrued Expenses	82,309.98	82,309.98
Accrued Payroll
0-21100 · Accrued Vacation pay	198,707.02	213,262.78
0-21120 · Accrued Commissions	18,234.00	20,002.00
0-21130 · Accrued Payroll	37,041.80	37,891.81
Total Accrued Payroll	253,982.82	271,156.59
Accrued Benefits
0-21410 · ESPP Withheld	104.71	2,273.08
Total Accrued Benefits	104.71	2,273.08
Total Accrued Liabilities	336,397.51	355,739.65
Notes Payable
0-22000 · N/P - Bank of Blue Valley	479,984.97	479,984.97
0-22020 · Short - term note payable	0.00	179,009.72
Total Notes Payable	479,984.97	658,994.69
Unearned Revenue
0-23500 · Deferred Warranty Revenue - Mod	0.00	586,349.23
Total Unearned Revenue	0.00	586,349.23
Total Other Current Liabilities	816,382.48	1,601,083.57
Total Current Liabilities	2,008,379.61	2,793,462.49
Total Liabilities	2,008,379.61	2,793,462.49
Equity
Shareholders' Equity - CS
0-30000 · Bridge Warrant 2005 Proceeds	164,991.75	164,991.75
0-30010 · Stock Option Proceeds	52,650.00	52,650.00
0-30020 · Public Warrant Proceeds	769,171.09	769,171.09
0-30040 · Common Stock	36,343,227.14	36,343,227.14
0-30050 · Common Stock Restricted	1,560,000.00	1,560,000.00
0-30060 · Options Outstanding	2,076,270.47	2,076,270.47
0-30065 · Warrants	88,660.94	88,660.94
0-30070 · Offering Costs	(2,250,025.22)	(2,250,025.22)
Total Shareholders' Equity - CS	38,804,946.17	38,804,946.17
Other Comprehensive Income
0-31000 · Deferred currency exchange	3,465.15	3,465.15
Total Other Comprehensive Income	3,465.15	3,465.15
0-32000 · Retained Deficit	(36,493,467.90)	(36,493,467.90)
Net Income	(2,997,744.00)	(287,827.88)
Total Equity	(682,800.58)	2,027,115.54
TOTAL LIABILITIES & EQUITY	1,325,579.03	4,820,578.03

Mar 11
Ordinary Income/Expense
Expense
0-60300 · Depreciation & Amortization	3,655.21
0-60400 · Professional & Contract Service	105,953.46
0-60500 · Facilities & Maintenance Costs	(1,306.76)
0-60600 · Travel/Meals/Entertainment	46.69
0-60800 · Telecommunications	135.61
0-61400 · Sales & Use; Property Taxes	5,643.87
0-61600 · Office Supplies and Expenses	370.62
0-61900 · Other Office Expenses	184.00
0-62100 · Bank and Loan Charges	28,982.46
0-99999 · Clearing Account	0.00
Total Expense	143,665.16
Net Ordinary Income	(143,665.16)
Other Income/Expense
Other Income
2-71010 · Other Income	3,850.00
Total Other Income	3,850.00
Other Expense
0-75000 · Interest Expense	820.57
2-75100 · Gain/Loss on Sale of Assets	2,569,280.39
Total Other Expense	2,570,100.96
Net Other Income	(2,566,250.96)
Net Income	(2,709,916.12)

	Type	Date	Num	Name	Memo	Split	Debit	Credit	Balance
Cash Accounts									47,232.40
0-10000 · Bank of Blue Valley (7650)									5,803.26
Total 0-10000 · Bank of Blue Valley (7650)									5,803.26
0-10030 · FNB FLEX ACCT. 017-823-3									0.79
	General Journal	03/31/2011	21278			0-14110 · Employee Benefits - FLEX WH		75.00	-74.21
	General Journal	03/31/2011	21278			0-14110 · Employee Benefits - FLEX WH		26.99	-101.20
Total 0-10030 · FNB FLEX ACCT. 017-823-3							0.00	101.99	-101.20
0-10070 · FNB Olathe Checking 013-960-2									38,794.64
	Check	03/01/2011		FNB Olathe		2-62110 · Bank Charges		150.00	38,644.64
	Check	03/01/2011	wire	Marketwire Inc.	ACH	0-20100 · Accounts Payable - Chpt 11		2,500.00	36,144.64
	General Journal	03/02/2011	21274		Sale of Ford Expedition	-SPLIT-	11,500.00		47,644.64
	Check	03/05/2011	9647	Johnson, Bob - expenses	contract labor	2-60470 · Outside Services - Admin		595.00	47,049.64
	Check	03/05/2011	9648	Ralph Rockwell		2-60470 · Outside Services - Admin		595.00	46,454.64
	Check	03/05/2011		FNB Olathe		2-62110 · Bank Charges	0.00		46,454.64
	Check	03/05/2011	9651	University Park Police Dept	refund overpayment	0-11000 · Accounts Receivable - Trade		1,612.58	44,842.06
	Check	03/05/2011	9649	Papa John's Pizza	Pizza for Inventory count	2-60630 · Meals & Entertainment - Admin		46.69	44,795.37
	Check	03/05/2011	9650	Rees & Kincaid	1st & Last Mo Rent	-SPLIT-		1,500.00	43,295.37
	Check	03/05/2011	9652	Ying Peng	Inventory count	2-60470 · Outside Services - Admin		595.00	42,700.37
	Check	03/05/2011	9653	FNB Olathe	Inventory count	2-60410 · Consulting - Admin		759.90	41,940.47
	Transfer	03/07/2011			Funds Transfer	0-10085 · FNB - ESPP 020-072-7	1,974.23		43,914.70
	Transfer	03/08/2011			Funds Transfer	0-10080 · FNB Payroll Acct. 014-952-7		1,974.23	41,940.47
	General Journal	03/11/2011	21276		Asset Sale	0-12000 · Inventory	593,777.53		635,718.00
	Check	03/12/2011	9655	Stanley Steamer	Cleaning	2-60510 · Janitorial Expense		183.60	635,534.40
	Check	03/12/2011	9654	City of Lenexa	City of Lenexa Business License	2-61910 · Licenses/Permits		184.00	635,350.40
	Bill Pmt -Check	03/12/2011	9656	C T Corporation	Business License	0-20100 · Accounts Payable - Chpt 11		365.00	634,985.40
	Bill Pmt -Check	03/12/2011	9657	Johnson County Wastewater	Utilities	0-20100 · Accounts Payable - Chpt 11		9.45	634,975.95
	Check	03/12/2011	9658	Bryan Cave, LLP	Bankruptcy fees	2-60430 · Legal Expense		7,062.65	627,913.30
	Check	03/12/2011	9659	Bill Ireland & Associates, Inc.	Utilities	2-60540 · Facilities Maintenance		40.95	627,872.35
	Bill Pmt -Check	03/12/2011	9660	AT&T	Utilities	0-20100 · Accounts Payable - Chpt 11		56.71	627,815.64
	Bill Pmt -Check	03/12/2011	9661	TIME WARNER TELECOM	Utilities	0-20100 · Accounts Payable - Chpt 11		1,640.63	626,175.01
	Bill Pmt -Check	03/12/2011	9662	Water District No. 1	Utilities	0-20100 · Accounts Payable - Chpt 11		24.98	626,150.03
	Check	03/12/2011	9663	Johnson County Treasurer	2010 2011 pers prop taxes	2-61410 · Taxes Pers Prop & Vehicle		5,714.52	620,435.51
	Check	03/12/2011	9664	United States Trustee	Statutory fees	2-60430 · Legal Expense		4,875.00	615,560.51
	Check	03/13/2011	9665	Two Men and a Truck	Moving	2-60470 · Outside Services - Admin		590.84	614,969.67
	Check	03/15/2011	9666	Roger L. Mason	Storage racks	2-61620 · Office Supplies - Admin		370.62	614,599.05
	Deposit	03/16/2011			Deposit	2-71010 · Other Income	3,850.00		618,449.05
	Check	03/16/2011	ACH	Marketwire Inc.	ACH Filing Fees	2-60470 · Outside Services - Admin		2,000.00	616,449.05
	Check	03/19/2011	9667	David Nicholl	VOID:	2-60410 · Consulting - Admin	0.00		616,449.05
	Check	03/19/2011	9668	Heartland Consulting Group, Inc.	401K admin fees	2-60470 · Outside Services - Admin		3,770.00	612,679.05
	Check	03/22/2011	9669	Two Men and a Truck	Moving	2-60470 · Outside Services - Admin		300.00	612,379.05
	Check	03/23/2011	9670	EVANS & MULLINIX P.A.	Bankruptcy fees	2-60430 · Legal Expense		84,445.07	527,933.98
	Deposit	03/31/2011			Deposit	2-61410 · Taxes Pers Prop & Vehicle	70.65		528,004.63
	General Journal	03/31/2011	21277		FNB charges	6-60820 · Cell Phones and Aircards		242.61	527,762.02
Total 0-10070 · FNB Olathe Checking 013-960-2							611,172.41	122,205.03	527,762.02
0-10080 · FNB Payroll Acct. 014-952-7									659.48
	Check	03/05/2011	1005	Jamie Bilinksi	ESPP Refund	0-21410 · ESPP Withheld		244.33	415.15
	Check	03/05/2011	1006	Cao, Thong - Expenses	ESPP Refund	0-21410 · ESPP Withheld		198.97	216.18
	Check	03/05/2011	1007	Corsino, Edwin - Expenses	ESPP Refund	0-21410 · ESPP Withheld		773.52	-557.34
	Check	03/05/2011	1008	Dalrymple, Jay - Expenses	ESPP Refund	0-21410 · ESPP Withheld		229.88	-787.22
	Check	03/05/2011	1009	Hawk, Chad - Expenses	ESPP Refund	0-21410 · ESPP Withheld		205.71	-992.93
	Check	03/05/2011	1010	Long, Bob - Expenses	ESPP Refund	0-21410 · ESPP Withheld		309.65	-1,302.58
	Check	03/05/2011	1011	Rouse, Terry- Expenses	ESPP Refund	0-21410 · ESPP Withheld		206.31	-1,508.89
	Transfer	03/08/2011			Funds Transfer	0-10070 · FNB Olathe Checking 013-960-2	1,974.23		465.34
Total 0-10080 · FNB Payroll Acct. 014-952-7							1,974.23	2,168.37	465.34
0-10085 · FNB - ESPP 020-072-7									1,974.23
	Transfer	03/07/2011			Funds Transfer	0-10070 · FNB Olathe Checking 013-960-2		1,974.23	0.00
Total 0-10085 · FNB - ESPP 020-072-7							0.00	1,974.23	0.00
Total Cash Accounts							613,146.64	126,449.62	533,929.42
TOTAL							613,146.64	126,449.62	533,929.42

	Current	1 - 30	31 - 60	61 - 90	> 90	TOTAL
902 CONS/LGCB -FA3089	0.00	0.00	0.00	0.00	650.00	650.00
AB Mobile Com	0.00	0.00	0.00	0.00	4,519.80	4,519.80
Aberdeen Township Police Department	0.00	0.00	0.00	0.00	4,482.80	4,482.80
Accounts Receivable Entry	0.00	0.00	0.00	0.00	0.00	0.00
Advanced Radio Communications	0.00	0.00	0.00	0.00	111.77	111.77
Alaska Safety	0.00	0.00	0.00	(85.13)	(273.00)	(358.13)
All-Pro Safety Supply & Installations, In	0.00	0.00	0.00	0.00	612.97	612.97
Andrews Police Department	0.00	0.00	0.00	0.00	(192.50)	(192.50)
Appleton Police Department	0.00	0.00	0.00	0.00	0.60	0.60
Arkansas City Police Department	0.00	0.00	0.00	(126.00)	(750.00)	(876.00)
B-K Electric, Inc.	0.00	0.00	0.00	0.00	0.00	0.00
B & C Communications	0.00	0.00	0.00	0.00	4,100.55	4,100.55
B&G Electronics	0.00	0.00	0.00	144.35	(144.35)	0.00
B&L Comm., Inc.	0.00	0.00	0.00	0.00	6,301.12	6,301.12
Banks County Sheriff's Office	0.00	0.00	0.00	0.00	4,755.78	4,755.78
Belleville Police Department	0.00	0.00	0.00	0.00	(854.00)	(854.00)
Beltronics, Inc.	0.00	0.00	0.00	0.00	0.00	0.00
Blytheville Police Department	0.00	0.00	0.00	0.00	(42.37)	(42.37)
Bob Caldwell CJD	0.00	0.00	0.00	0.00	9,991.65	9,991.65
Borough of Woodbury Heights Police Depart	0.00	0.00	0.00	0.00	36,248.14	36,248.14
Brownwood Police	0.00	0.00	0.00	0.00	(286.63)	(286.63)
Cartersville Police Department	0.00	0.00	0.00	0.00	(300.00)	(300.00)
Cedar Rapids Police Department	0.00	0.00	0.00	0.00	105.50	105.50
Charleston Light & Siren Emergency	0.00	0.00	0.00	0.00	18,467.72	18,467.72
Chattahoochee Hill Country	0.00	0.00	0.00	512.65	0.00	512.65
CNY Public Safety Supply Inc	0.00	0.00	0.00	0.00	398.78	398.78
Communications & Emergency Products, Inc.	0.00	0.00	0.00	0.00	1,061.87	1,061.87
Complete Emergency Vehicles	0.00	0.00	0.00	0.00	9,773.36	9,773.36
ComputerShare, Inc.	0.00	0.00	0.00	0.00	0.00	0.00
Connect Wireless Solutions	0.00	0.00	0.00	0.00	0.00	0.00
Custom Command Vehicles	0.00	0.00	0.00	0.00	43,263.86	43,263.86
Dana Safety Supply	0.00	0.00	0.00	1,610.23	701.76	2,311.99
Demarest Police Department	0.00	0.00	0.00	0.00	63.00	63.00
Developed Dimension Information Technolog	0.00	0.00	0.00	0.00	23.00	23.00
Diboll Police Department	0.00	0.00	0.00	0.00	(50.00)	(50.00)
Dorchester County Sheriff's Office	0.00	0.00	0.00	0.00	(112.72)	(112.72)
Dover Police Department	0.00	0.00	0.00	0.00	(632.90)	(632.90)
DSC Communications	0.00	0.00	0.00	10,177.82	12.75	10,190.57
Dunne Communications, Inc.	0.00	0.00	0.00	0.00	0.00	0.00
Dunnellon Police Department	0.00	0.00	0.00	4,791.62	0.00	4,791.62
Durango Police Department	0.00	0.00	0.00	0.00	5,920.00	5,920.00
East Providence Police Department	0.00	0.00	0.00	0.00	(300.00)	(300.00)
Eastchester Police Dept	0.00	0.00	0.00	0.00	(170.00)	(170.00)
Ellensburg Police Department	0.00	0.00	0.00	0.00	(100.00)	(100.00)
Empire Energy Corporation	0.00	0.00	0.00	0.00	0.00	0.00
ERS	0.00	0.00	0.00	0.00	7,731.92	7,731.92
Extreme 911	0.00	0.00	0.00	0.00	412.58	412.58
Falls Church Police Department	0.00	0.00	0.00	0.00	515.00	515.00
Fayette County Sheriff's Office	0.00	0.00	0.00	0.00	(836.36)	(836.36)
Fleet Auto Supply	0.00	0.00	0.00	0.00	25,450.66	25,450.66
Forest Park Police Department (GA)	0.00	0.00	0.00	0.00	(1,234.95)	(1,234.95)
Fort Dodge Police Department	0.00	0.00	0.00	0.00	(100.00)	(100.00)
Franklin County Sheriff's Office (OH)	0.00	0.00	0.00	0.00	34.65	34.65
Fremont County Sheriff's Office	0.00	0.00	0.00	0.00	(1,674.80)	(1,674.80)
Fruitland Police Department	0.00	0.00	0.00	0.00	0.00	0.00
Ft. Hamilton Provost Marshall Office	0.00	0.00	0.00	0.00	0.00	0.00
Ft. Polk Police Department	0.00	0.00	0.00	0.00	0.00	0.00
Gaithersburg Police Department	0.00	0.00	0.00	0.00	(30.00)	(30.00)
Garden City Police Department	0.00	0.00	0.00	0.00	(100.00)	(100.00)
General Ledger Entry - AR	0.00	0.00	0.00	25,041.77	0.00	25,041.77
Georgetown Police Department	0.00	0.00	0.00	0.00	39.98	39.98
Gillespie County Sheriff's Dept	0.00	0.00	0.00	0.00	57.50	57.50
Glen Canyon NRA	0.00	0.00	0.00	0.00	340.03	340.03
Golden Gate NRA	0.00	0.00	0.00	0.00	0.00	0.00
Goodhue County Sheriff's Office	0.00	0.00	0.00	0.00	(100.00)	(100.00)
Grants Pass Police Dept	0.00	0.00	0.00	0.00	(30.00)	(30.00)
Granville Police Dept	0.00	0.00	0.00	0.00	(312.58)	(312.58)
Graybill Communications	0.00	0.00	0.00	190.50	0.00	190.50
Green River Police Department	0.00	0.00	0.00	0.00	(260.00)	(260.00)
Guernsey County Sheriff	0.00	0.00	0.00	0.00	502.25	502.25
Habersham County Sheriff's Office	0.00	0.00	0.00	0.00	(500.00)	(500.00)
Hammond Police Department	0.00	0.00	0.00	6,415.00	61,936.14	68,351.14
Hapeville Police Department	0.00	0.00	0.00	0.00	(600.00)	(600.00)
Harper Woods Police Department	0.00	0.00	0.00	0.00	(35.00)	(35.00)
Hawthorn Woods Police Department	0.00	0.00	0.00	2.96	0.00	2.96
Haywood County Sheriff's Office	0.00	0.00	0.00	0.00	(78.22)	(78.22)
Hendersonville Police Department	0.00	0.00	0.00	0.00	15.00	15.00
Herculaneum Police Department	0.00	0.00	0.00	0.00	(240.00)	(240.00)
HES, Inc. (c)	0.00	0.00	0.00	0.00	0.00	0.00
Highlands Police Department	0.00	0.00	0.00	(90.00)	0.00	(90.00)
Hodgkins Police Department	0.00	0.00	0.00	0.00	(50.00)	(50.00)
Holcomb Police Department	0.00	0.00	0.00	0.00	(100.00)	(100.00)
Homewood Police Department-AL	0.00	0.00	0.00	0.00	285.00	285.00
Industrial Communiations Sales & Services	0.00	0.00	0.00	0.00	0.00	0.00
Industrial Communications-MT	0.00	0.00	0.00	0.00	385.70	385.70
Integrated Communications	0.00	0.00	0.00	0.00	4,519.80	4,519.80
Iredell County Sheriff's Office	0.00	0.00	0.00	0.00	(930.55)	(930.55)
J & S Communications LLC	0.00	0.00	0.00	0.00	4,931.80	4,931.80
Jasper Police Department	0.00	0.00	0.00	0.00	(50.00)	(50.00)
Jefferson County AR SO	0.00	0.00	0.00	(50.00)	810.66	760.66
Kalamazoo County Sheriff's Department	0.00	0.00	0.00	0.00	(50.00)	(50.00)
Ketchum Police Department	0.00	0.00	0.00	0.00	0.00	0.00
Key West Police Department	0.00	0.00	0.00	0.00	197.50	197.50
Kingsland Police Department	0.00	0.00	0.00	0.00	(908.65)	(908.65)
Lake Mead NRA	0.00	0.00	0.00	0.00	(87.00)	(87.00)
Lake Winnebago Police Department	0.00	0.00	0.00	0.00	(72.29)	(72.29)
Lansing Police Department	0.00	0.00	0.00	0.00	(207.58)	(207.58)
Laprade Government Sales	0.00	0.00	0.00	29.56	13,010.87	13,040.43
Laurel Police Department	0.00	0.00	0.00	5,085.00	0.00	5,085.00
Lincoln County Sheriff's Office	0.00	0.00	0.00	0.00	(1,741.15)	(1,741.15)
Linden Police Department	0.00	0.00	0.00	0.00	108.12	108.12
Livonia Police Department	0.00	0.00	0.00	0.00	(462.11)	(462.11)
Lower Merion Twp Police Dept.	0.00	0.00	0.00	0.00	(31.00)	(31.00)
Lusk Police Department	0.00	0.00	0.00	5,642.99	0.00	5,642.99
Lyon County Sheriffs Office	0.00	0.00	0.00	0.00	(100.00)	(100.00)
Macon County Sheriff's Dept.	0.00	0.00	0.00	0.00	(23.94)	(23.94)
Marion Police Department	0.00	0.00	0.00	0.00	13.00	13.00
Marshfield Police Department	0.00	0.00	0.00	4,881.58	(1,005.49)	3,876.09
Matsu Emergency Safety and Supply	0.00	0.00	0.00	577.28	0.00	577.28
Mercer Island Police Department	0.00	0.00	0.00	0.00	(100.00)	(100.00)
Milton Police Department	0.00	0.00	0.00	0.00	0.00	0.00
Minnestoa Sheriff's Association	0.00	0.00	0.00	0.00	0.01	0.01
Mitchell Police Department	0.00	0.00	0.00	0.00	(100.00)	(100.00)
Mobile Police Department	0.00	0.00	0.00	0.00	2,668.30	2,668.30
Moncks Corner Police Department	0.00	0.00	0.00	0.00	4,549.49	4,549.49
Monroe Police Department	0.00	0.00	0.00	30.00	0.00	30.00
Morton County Sheriffs Department	0.00	0.00	0.00	0.00	(100.00)	(100.00)
Nalcom Wireless, Inc.	0.00	0.00	0.00	0.00	0.00	0.00
Natchez Trace Parkway NPS	0.00	0.00	0.00	0.00	(200.00)	(200.00)
New Melle Police Department	0.00	0.00	0.00	0.00	(37.00)	(37.00)
Northfield Police Department	0.00	0.00	0.00	0.00	57,622.88	57,622.88
Northwestern State University	0.00	0.00	0.00	0.00	(100.00)	(100.00)
NYPD Highway Patrol	0.00	0.00	0.00	0.00	4,405.39	4,405.39
NYPD HWY PATROL UNIT 5	0.00	0.00	0.00	0.00	280.00	280.00
Olmos Park Police Department	0.00	0.00	0.00	0.00	6,362.50	6,362.50
Osceola County Sheriff's Office	0.00	0.00	0.00	0.00	(100.00)	(100.00)
OSP - Gold Beach	0.00	0.00	0.00	0.00	(48.00)	(48.00)
Ottawa Police Department	0.00	0.00	0.00	0.00	(100.00)	(100.00)
Oviedo Police Department	0.00	0.00	0.00	0.00	(60.00)	(60.00)
Ozaukee County Sheriff's Department	0.00	0.00	0.00	(50.00)	0.00	(50.00)
Panama City Police Department	0.00	0.00	0.00	0.00	(100.00)	(100.00)
Park Forest Police Department	0.00	0.00	0.00	0.00	(283.50)	(283.50)
Plainfield Police Dept	0.00	0.00	0.00	0.00	(100.00)	(100.00)
PMC Associates, Inc.	0.00	0.00	0.00	0.00	(1,860.00)	(1,860.00)
Powder Springs Police Department	0.00	0.00	0.00	0.00	50.00	50.00
Premier Vehicle Installation, Inc	0.00	0.00	0.00	0.00	(1,048.74)	(1,048.74)
Priority One Emergency	0.00	0.00	0.00	(0.09)	0.09	0.00
Procom Corporation	0.00	0.00	0.00	0.00	1,000.00	1,000.00
PSEI	0.00	0.00	0.00	0.00	3,022.94	3,022.94
Radioland Inc.	0.00	0.00	0.00	0.00	0.00	0.00
Randolph AFB - Fire	0.00	0.00	0.00	0.00	0.00	0.00
Raytheon-JPS Communications Inc.	0.00	0.00	0.00	420.00	0.00	420.00
RCS Wireless Technology	0.00	0.00	0.00	171.72	0.00	171.72
Red Lodge Police Department	0.00	0.00	0.00	924.05	0.00	924.05
REM Communications	0.00	0.00	0.00	0.00	716.00	716.00
Reserve for losses	0.00	0.00	0.00	0.00	(100,456.68)	(100,456.68)
RF Marketing Sales	0.00	0.00	0.00	0.00	0.00	0.00
Rocky Boy Tribal Police Department	0.00	0.00	0.00	0.00	0.00	0.00
Roman Forest Police Department	0.00	0.00	(2,500.00)	0.00	0.00	(2,500.00)
Roselle Park Police Department	0.00	0.00	0.00	180.00	0.00	180.00
Saint Peter Police Department	0.00	0.00	0.00	0.00	13.75	13.75
Saukville Police Department	0.00	0.00	0.00	0.00	(63.00)	(63.00)
Shipman Communications	0.00	0.00	0.00	0.00	4,931.80	4,931.80
South Haven Police Dept	0.00	0.00	0.00	0.00	(100.00)	(100.00)
South Portland Police Department	0.00	0.00	0.00	0.00	7,150.00	7,150.00
South Rockwood Police Dept	0.00	0.00	0.00	0.00	(415.00)	(415.00)
State of Alaska Department of Transportat	0.00	0.00	0.00	85.13	0.00	85.13
Stratford Police Department	0.00	0.00	0.00	39,321.64	0.00	39,321.64
Sumter County Sheriff's Office	0.00	0.00	0.00	222.34	0.00	222.34
Sweetwater Police Department	0.00	0.00	0.00	0.00	0.00	0.00
Telecomunicaciones y Servicios del Norte	0.00	0.00	0.00	0.00	28,401.29	28,401.29
Tieton Police Department	0.00	0.00	0.00	0.00	(64.45)	(64.45)
Tinton Falls Police Department	0.00	0.00	0.00	0.00	222.63	222.63
Titusville Police Department	0.00	0.00	0.00	409.50	0.00	409.50
Ukiah Police Department	0.00	0.00	0.00	0.00	5,447.74	5,447.74
University of Kentucky	0.00	0.00	0.00	0.00	(3,600.00)	(3,600.00)
University of Texas San Antonio	0.00	0.00	0.00	0.00	(268.05)	(268.05)
University of Wyoming	0.00	0.00	0.00	0.00	(568.67)	(568.67)
University Park Police Dept	0.00	0.00	0.00	0.00	(100.00)	(100.00)
Vernonia Police Department	0.00	0.00	0.00	0.00	(90.03)	(90.03)
Veterans Affairs Hospital Police Dept	0.00	0.00	0.00	0.00	98.08	98.08
Wabasha County Sheriff's Dept	0.00	0.00	0.00	0.00	242.45	242.45
Wabaunsee County Sheriff's Office	0.00	0.00	0.00	0.00	245.28	245.28
Warr Acres Police Department	0.00	0.00	0.00	0.00	600.00	600.00
Watec, Inc.	0.00	0.00	0.00	0.00	15.00	15.00
Wellington Police Department	0.00	0.00	0.00	0.00	100.00	100.00
West Chester Police Department	0.00	0.00	0.00	0.00	(100.00)	(100.00)
West Jordan Police Department	0.00	0.00	0.00	0.00	100.00	100.00
Western Carolina Communication Systems	0.00	0.00	0.00	0.00	240.01	240.01
Westminster Police Department	0.00	0.00	0.00	0.00	(400.00)	(400.00)
White Settlement Police Department	0.00	0.00	0.00	0.00	(100.00)	(100.00)
Wichita State University Police	0.00	0.00	0.00	0.00	(400.00)	(400.00)
William & Mary Police	0.00	0.00	0.00	0.00	(100.00)	(100.00)
Winder Police Department	0.00	0.00	0.00	0.00	(700.00)	(700.00)
Wireless Advanced Communications	0.00	0.00	0.00	225.00	0.00	225.00
Wireless Plus	0.00	0.00	0.00	46.13	0.00	46.13
Wyandotte County Sheriff's Office	0.00	0.00	0.00	0.00	(274.10)	(274.10)
Wyoming Department of Transportation	0.00	0.00	0.00	0.00	(100.00)	(100.00)
Wyoming Highway Patrol	0.00	0.00	0.00	0.00	336.00	336.00
Yerington Police	0.00	0.00	0.00	0.00	(617.50)	(617.50)
Yosemite National Park	0.00	0.00	0.00	0.00	100.00	100.00
Zion Police Department	0.00	0.00	0.00	0.00	100.00	100.00
TOTAL	0.00	0.00	(2,500.00)	106,737.60	272,871.71	377,109.31

Date	Num	Name	Memo	Account	Debit	Credit
03/11/2011	21276		Asset Sale	0-12000 · Inventory		2,194,924.09
			Asset Sale	0-12200 · WIP WC-2000		254.66
			Asset Sale	0-13000 · Prepaid Expenses		56,362.82
			Asset Sale	0-13010 · Prepaid Insurance		36,817.78
			Asset Sale	0-14000 · Deposits		609,265.44
			Asset Sale	0-14200 · Other Assets-Inventory for Part		162,282.39
			Asset Sale	0-15200 · Equipment		966,484.70
			Asset Sale	0-15300 · Vehicles		166,214.87
			Asset Sale	0-15400 · Furniture & Fixtures		284,661.90
			Asset Sale	0-15600 · Leasehold Improvements		207,659.51
			Asset Sale	0-15700 · Other		199,566.25
			Asset Sale	0-16000 · Accum Depreciation	1,631,791.49
			Asset Sale	0-18000 · Deferred patent costs		102,275.37
			Asset Sale	0-18010 · RVFD Fire Education,LLC		25,000.00
			Asset Sale	0-22020 · Short - term note payable	174,009.72
			Asset Sale	0-22020 · Short - term note payable	5,000.00
			Asset Sale	0-75000 · Interest Expense	820.57
			Asset Sale	2-60550 · Rent Building		2,306.29
			Asset Sale	2-62120 · Loan Charges	8,698.47
			Asset Sale	2-62110 · Bank Charges	20,000.00
			Asset Sale	0-10070 · FNB Olathe Checking 013-960-2	593,777.53
			Asset Sale	2-75100 · Gain/Loss on Sale of Assets	2,579,978.29
					5,014,076.07	5,014,076.07